Subsidiaries of Group 1 Automotive, Inc.
Exhibit 21.1
1855 Hylan Realty, LLC (DE)

3670 Oceanside Realty, LLC (DE)

510 Sunrise Realty, LLC (DE)

Advantagecars.com, Inc. (DE)
dba
Sterling McCall Hyundai
Genesis of Southwest Houston

Amarillo Motors-F, Inc. (DE)
dba
Gene Messer Ford of Amarillo
Gene Messer Lincoln of Amarillo
Gene Messer Auto Group
Gene Messer Ford of Amarillo Collision Center
Gene Messer Collision Center of Amarillo

AMR Real Estate Holdings, LLC (DE)

Baron Development Company, LLC (KS)

Baron Leasehold, LLC (KS)

Bob Howard Automotive-East, Inc. (OK)
dba
South Pointe Chevrolet
South Pointe Truck Annex

Bob Howard Chevrolet, Inc. (OK)
dba
Bob Howard Chevrolet

Bob Howard Dodge, Inc. (OK)
dba
Bob Howard Chrysler Dodge Jeep Ram

Bob Howard Motors, Inc. (OK)
dba
Bob Howard Toyota
Bob Howard Auto Group

Bob Howard Nissan, Inc. (OK)
dba
Bob Howard Nissan

Bohn-FII, LLC (DE)

Bohn Holdings, LLC (DE)

Caliber Motors Inc. (CA)
dba
Mercedes-Benz of Anaheim

Chaperral Dodge, Inc. (DE)
dba
Dallas Chrysler Dodge Jeep Ram
Dallas PDC

Danvers-S, Inc. (DE)
dba
Audi Peabody

Danvers-SB, Inc. (DE)
dba
Ira BMW of Stratham
BMW of Stratham
Ira Preowned of Exeter

Danvers-SU, LLC (DE)
dba
Ira Subaru

Danvers-T, Inc. (DE)
dba
Ira Toyota
Ira Toyota of Danvers
Ira Collision Center
Ira Collision Center of Danvers

Danvers-TII, Inc. (DE)

Danvers-TIV, Inc. (MA)
dba
Ira Toyota of Hyannis

Danvers-TL, Inc. (DE)
dba
Ira Lexus
Ira Lexus of Danvers

Danvers-TV, Inc. (MA)
dba
Ira Toyota of Orleans

G1R CA, LLC (CA)

G1R Clear Lake, LLC (TX)

G1R Florida, LLC (DE)

G1R Mass, LLC (DE)

GPI, Ltd. (TX)

GPI AL-N, Inc. (DE)
dba
Nissan of Mobile

GPI AL-SB, LLC (DE)
dba
BMW of Mobile
BMW of Mobile Collision Center

GPI CA-DMIII, LLC (CA)

GPI CA-H, Inc. (CA)
dba
Capital City Honda
Capital City Collision Center

GPI CA-HSC, Inc. (CA)

GPI CA-LXI (CA)
dba
Tustin Lexus
Newport Lexus

GPI CA-SV, Inc. (DE)
dba
Volkswagen Kearny Mesa

GPI CA-TII, Inc. (DE)
dba
Toyota of Anaheim

GPI CC, Inc. (DE)
dba
Group 1 Automotive Call Center

Subsidiaries of Group 1 Automotive, Inc.
Exhibit 21.1
GPI FL-A, LLC (NV)
dba
Audi North Miami

GPI FL-G, LLC (FL)
dba
Estero Bay Chevrolet

GPI FL-H, LLC (DE)
dba
Honda of Bay County

GPI FL-VW, LLC (DE)
dba
Volkswagen of Panama City

GPI GA-CC, LLC (GA)

GPI GA-CGM, LLC (NV)
dba
Rivertown Buick GMC

GPI GA-DM, LLC (DE)
dba
Mercedes-Benz of Augusta

GPI GA-FII, LLC (DE)
dba
Jim Tidwell Ford
Group 1 Atlanta
Group 1 Automotive – Southeast Region
Tidwell Ford Collision Center
Tidwell Collision Center of Kennesaw

GPI GA-FIII, LLC (DE)
dba
Rivertown Ford

GPI GA-SU, LLC (NV)
dba
Rivertown Subaru
Rivertown Bargain Center
Rivertown Auto Mall
Rivertown Auto Mall Bargain Center of Columbus

GPI GA-T, LLC (DE)
dba
World Toyota
World Toyota Collision & Glass Center
World Toyota Collision Center of Atlanta

GPI GA-TII, LLC (NV)
dba
Rivertown Toyota
Rivertown Supercenter
Rivertown Toyota Collision Center
Rivertown Collision Center of Columbus

GPI GA Holdings, Inc. (DE)

GPI GA Liquidation, LLC (DE)

GPI KS-SB, Inc. (DE)
dba
Baron BMW
Baron MINI
Baron BMW Collision Center
Baron Collision Center of Kansas City

GPI KS-SK, Inc. (DE)
dba
Shawnee Mission Kia

GPI LA-DM, LLC (LA)
dba
Mercedes-Benz of Shreveport

GPI LA-FII, LLC (DE)
dba
Rountree Ford
Rountree Lincoln

GPI LA-H, LLC (LA)
dba
Honda of Slidell

GPI LA-J, LLC (LA)
dba
Land Rover Shreveport
Jaguar Shreveport

GPI LA-V, LLC (LA)
dba
Volvo Cars Shreveport

GPI MA-AII, Inc. (MA)
dba
Audi Westwood
Ira Collision Center South

GPI MA-DM, Inc. (MA)
dba
Mercedes-Benz of Hanover

GPI MA-DMII, Inc. (MA)
dba
Mercedes-Benz of Westwood

GPI MA-F, Inc. (MA)
dba
Ira Ford Auburn

GPI MA-FM, Inc. (MA)
dba
Ira Mazda
Prime Mazda

GPI MA-FV, Inc. (MA)
dba
Ira Volvo Cars South Shore

GPI MA-GM, Inc. (MA)
dba
Ira Buick GMC – Hanover
Prime Buick GMC – Hanover

GPI MA-H, Inc. (MA)

GPI MA-HA, Inc. (MA)
dba
Ira Acura Westwood

GPI MA-HII, Inc. (MA)

GPI MA-LR, Inc. (MA)
dba
Land Rover Hanover

Subsidiaries of Group 1 Automotive, Inc.
Exhibit 21.1
GPI MA-P, Inc. (MA)
dba
Porsche Westwood

GPI MA-SB, Inc. (MA)
dba
BMW of Norwood

GPI MA-SBII, Inc. (MA)
dba
South Shore BMW
South Shore MINI
Ira Collision Center Norwell

GPI MA-SV, Inc. (MA)

GPI MA-TVI, Inc. (MA)

GPI MD Holdings, Inc. (MD)

GPI MD-SB, LLC (DE)
dba
BMW of Annapolis
MINI of Annapolis
BMW of Annapolis Collision Center

GPI MD-H Greenbelt, LLC (MD)
dba
Honda of Greenbelt
Beltway Collision Center

GPI MD-HII, LLC (MD)
dba
Honda of Owings Mills
Owings Mills Pre Owned Center

GPI MD-HY, LLC (MD)
dba
College Park Hyundai

GPI MD-K, LLC (MD)
dba
Kia of Bowie

GPI MD-T, LLC (MD)
dba
Toyota of Bowie
Toyota Certified at Capital Plaza Pre Owned

GPI ME-DC, Inc. (ME)
dba
Ira Chrysler Dodge Jeep Ram

GPI ME-DM, Inc. (ME)
dba
Mercedes-Benz of Scarborough

GPI ME-F, Inc. (ME)
dba
Ira Ford Saco

GPI ME-H, Inc. (ME)
dba
Ira Honda – Saco

GPI ME-SV, Inc. (ME)
dba
Volkswagen Saco

GPI ME-T, Inc. (ME)
dba
Ira Toyota Saco
Ira Collision Center North

GPI MS-H, Inc. (DE)
dba
Pat Peck Honda

GPI MS-N, Inc. (DE)

GPI MS-SK, Inc. (DE)

GPI NH-DM, Inc. (NH)
dba
Mercedes-Benz of Manchester

GPI NH-SU, Inc. (NH)

GPI NH-T, Inc. (DE)
dba
Ira Toyota of Manchester

GPI NH-TL, Inc. (DE)
dba
Ira Lexus of Manchester

GPI NJ-DC, Inc. (NJ)
dba
World Chrysler Dodge Jeep Ram

GPI NJ-HA, LLC (NV)
dba
Elite Acura

GPI NJ-HII, LLC (NV)
dba
Boardwalk Honda

GPI NJ-SB, LLC (NV)
dba
BMW of Atlantic City
BMW of Atlantic City Collision Center

GPI NJ-SU Inc. (NJ)
dba
World Subaru

GPI NM-J, Inc. (NM)
dba
Jaguar Land Rover Albuquerque

GPI NM-LRII, Inc. (NM)
dba
Land Rover Santa Fe

GPI NM-SB, Inc. (NM)
dba
Sandia BMW
Sandia MINI

GPI NM-SBII, Inc. (NM)
dba
Santa Fe BMW
Santa Fe MINI

GPI NM-SC, LLC (NM)
dba
Sandia BMW Motorcycles

Subsidiaries of Group 1 Automotive, Inc.
Exhibit 21.1

GPI NM-SCII, LLC (NM)
dba
Santa Fe BMW Motorcycles

GPI NM-TL, Inc. (NM)
dba
Lexus of Albuquerque
Lexus of Santa Fe

GPI NY-GM, LLC (NY)
dba
Staten Island Buick GMC

GPI NY-GMII, LLC (NY)
dba
Rockville Centre GMC

GPI NY-SU, LLC (NY)
dba
Bill Kolb Jr. Subaru

GPI NY Holdings, Inc. (NV)

GPI OK-HII, Inc. (NV)
dba
South Pointe Honda
South Pointe Used Car and Truck Center

GPI OK-SH, Inc. (DE)
dba
Bob Howard Hyundai

GPI SA, LLC (DE)

GPI SAC-T, Inc. (DE)
dba
Folsom Lake Toyota
Folsom Lake Collision Center
Folsom Lake Toyota Collision Center

GPI SC-DM, LLC (SC))
dba
Mercedes-Benz of Hilton Head

GPI SC-H, LLC (SC))
dba
Hilton Head Honda

GPI SC-SB, LLC (DE)
dba
BMW of Columbia
GP1 Collision Center of Columbia

GPI SC-SBII, LLC (DE)
dba
Hilton Head BMW

GPI SC-T, LLC (DE)
dba
Toyota of Rock Hill

GPI SC, Inc. (DE)
dba
Sterling McCall Collision Center of Jersey Village
Sterling McCall Collision of Jersey Village

GPI SC Holdings, Inc. (DE)

GPI TX-A, Inc. (NV)
dba
Audi Grapevine

GPI TX-AII, Inc. (TX)
dba
Audi Fort Worth

GPI TX-AIII, Inc. (TX)
dba
Audi El Paso

GPI TX-ARGMIII, Inc. (NV)

GPI TX-DCIV, Inc. (TX)
dba
Denton Chrysler Dodge Jeep Ram
Denton Chrysler Dodge Jeep Ram Pre-Owned

GPI TX-DMII, Inc. (NV)
dba
Mercedes-Benz of Clear Lake
Sprinter of Clear Lake
Mercedes-Benz and Sprinter of Clear Lake

GPI TX-DMIII, Inc. (NV)
dba
Mercedes-Benz of Boerne
Sprinter of Boerne

GPI TX-DMIV, Inc. (NV)
dba
Mercedes-Benz of Georgetown
Sprinter of Georgetown
smart center of Georgetown
Georgetown Mercedes-Benz
Georgetown Sprinter
Georgetown smart center

GPI TX-EPGM, Inc. (DE)
dba
Shamaley Buick GMC

GPI TX-F, Inc. (DE)
dba
Shamaley Ford
Shamaley Collision Center
Shamaley Collision Center of El Paso

GPI TX-FMII, Inc. (TX)
dba
Denton Mazda

GPI TX-G, Inc. (TX)
dba
Beck & Masten Buick GMC
Beck & Masten Buick GMC North
Beck & Masten North

GPI TX-GII, Inc. (TX)
dba
Beck & Masten Buick GMC
Beck & Masten Buick GMC Gulf Freeway
Beck & Masten Buick GMC South
Beck & Masten Gulf Freeway

Subsidiaries of Group 1 Automotive, Inc.
Exhibit 21.1

GPI TX-GIII, Inc. (TX)
dba
Beck & Masten Buick GMC
Beck & Masten Buick GMC Certified Pre Owned
Beck & Masten Coastal Bend
Beck & Masten Buick GMC Costal Bend
Beck & Masten Buick GMC Robstown
Beck & Masten Commercial
Beck & Masten Pre Owned

GPI TX-HAII, Inc. (NV)
dba
Sterling McCall Acura Sugar Land

GPI TX-HGM, Inc. (DE)

GPI TX-HGMII, Inc. (NV)
dba
Sterling McCall Buick GMC

GPI TX-HGMIV, Inc. (NV)
dba
Sterling McCall Chevrolet
Sterling McCall Collision Center North
Sterling McCall Pre-Owned Center

GPI TX-HIII, Inc. (TX)
dba
Fernandez Honda

GPI TX-NVI, Inc. (NV)
dba
Cedar Park Nissan

GPI TX-P, Inc. (TX)
dba
Porsche El Paso

GPI TX-SBII, Inc. (DE)
dba
BMW of El Paso

GPI TX-SBIII, Inc. (NV)
dba
BMW of Arlington
MINI of Arlington
BMW-MINI of Arlington
GP1 Collision Center of Arlington

GPI TX-SBIV, Inc. (TX)
dba
BMW of Clear Lake
MINI of Clear Lake
BMW-MINI Clear lake

GPI TX-SHII, Inc. (DE)

GPI TX-SK, Inc. (DE)
dba
Gene Messer Kia
Gene Messer Auto Group

GPI TX-SKII, Inc. (NV)
dba
Kia of South Austin

GPI TX-SKIII, Inc. (TX)

GPI TX-SU, Inc. (TX)
dba
Subaru El Paso

GPI TX-SVII, Inc. (DE)
dba
Volkswagen of Beaumont
Mike Smith Auto Group

GPI TX-SVIII Inc. (DE)
dba
Volkswagen of Alamo Heights

Group 1 Associates, Inc. (DE)

Group 1 FL Holdings, Inc. (DE)

Group 1 Funding, Inc. (DE)

Group 1 Holdings-DC, LLC (DE)

Group 1 Holdings-F, LLC (DE)

Group 1 Holdings-GM, LLC (DE)

Group 1 Holdings-H, LLC (DE)

Group 1 Holdings-N, LLC (DE)
Group 1 Holdings-S, LLC (DE)

Group 1 Holdings-T, LLC (DE)

Group 1 LP Interests-DC, Inc. (DE)

Group 1 Realty, Inc. (DE)
dba
Group 1 Realty, Inc. of Delaware (LA)
G1R New Hampshire (NH)

Group 1 Realty NE, LLC (MA)

Harvey Ford, LLC (DE)
dba
Bohn Ford
BohnZone Collision Center
BohnZone Collision Center of West Bank

Harvey GM, LLC (DE)

Harvey Operations-T, LLC (DE)
dba
Bohn Toyota
Bohn Quality Select Used Cars

Howard-DCIII, LLC (DE)
dba
South Pointe Chrysler Dodge Jeep Ram
South Pointe Automall

Howard-GM, Inc. (DE)
dba
Bob Howard Buick GMC
Bob Howard GMC Truck
Bob Howard Collision Center
Bob Howard Collision Center of Edmond

Subsidiaries of Group 1 Automotive, Inc.
Exhibit 21.1

Howard-GM II, Inc. (DE)
dba
Smicklas Chevrolet
John Smicklas Chevrolet
Bob Howard PDC
Group 1 Autoparts.com
Group 1 Autoparts
Howard Parts Distribution Center
Smicklas PDC
Smicklas Chevrolet Collision Center
Smicklas Collision Center of Oklahoma City

Howard-H, Inc. (DE)
dba
Bob Howard Honda

Howard-HA, Inc. (DE)
dba
Bob Howard Acura

Howard-SB, Inc. (DE)
dba
BMW of Tulsa

HRI Procurement, Inc. (TX)

Ira Automotive Group, LLC (DE)

Ivory Auto Properties of South Carolina, LLC (SC)
Key Ford, LLC (DE)
dba
World Ford Pensacola
World Ford Collision Center of Pensacola

Kutz-N, Inc. (DE)
dba
Courtesy Nissan

Lubbock Motors-F, Inc. (DE)
dba
Gene Messer Ford
Gene Messer Lincoln
Gene Messer Ford Collision Center
Gene Messer Collision Center of Lubbock
Gene Messer Auto Group

Lubbock Motors-GM, Inc. (DE)
dba
Gene Messer Chevrolet
Gene Messer Auto Group
Gene Messer Accessories
Gene Messer Quality Used Cars

Lubbock Motors-S, Inc. (DE)
dba
Gene Messer Volkswagen
Gene Messer Auto Group

Lubbock Motors-SH, Inc. (DE)
dba
Gene Messer Hyundai
Gene Messer Auto Group

Lubbock Motors-T, Inc. (DE)
dba
Gene Messer Toyota
Gene Messer Auto Group

Maxwell Ford, Inc. (DE)
dba
Maxwell Ford
Maxwell Ford Supercenter
Maxwell Collision Center of Austin
Maxwell Ford Collision Center

Maxwell-GMII, Inc. (DE)
dba
Freedom Chevrolet

Maxwell-N, Inc. (DE)
dba
Town North Nissan

Maxwell-NII, Inc. (DE)
dba
Round Rock Nissan
GP1 Collision Center of Round Rock
GP1 Collision of Round Rock

McCall-F, Inc. (DE)
dba
Sterling McCall Ford
Sterling McCall Ford Collision Center
Sterling McCall Collision Center of Houston

McCall-H, Inc. (DE)
dba
Sterling McCall Honda

McCall-HA, Inc. (DE)
dba
Sterling McCall Acura

McCall-N, Inc. (DE)
dba
Sterling McCall Nissan
Sterling McCall Nissan Collision Center
Sterling McCall Nissan Collision Center of Stafford

McCall-SB, Inc. (DE)
dba
Advantage BMW
Advantage BMW Midtown

McCall-T, Inc. (DE)
dba
Sterling McCall Toyota
West Region Management Group

McCall-TII, Inc. (DE)
dba
Sterling McCall Toyota Fort Bend
Fort Bend Toyota Collision Center

McCall-TL, Inc. (DE)
dba
Sterling McCall Lexus
Sterling McCall Lexus Clear Lake
SMR Auto Glass
Sterling McCall Restoration Center
Sterling McCall Collision Center of Clear Lake

Subsidiaries of Group 1 Automotive, Inc.
Exhibit 21.1
Mike Smith Automotive-H, Inc. (DE)
dba
Mike Smith Honda
Mike Smith Auto Group
Mike Smith Collision Center
Mike Smith Collision Center of Beaumont

Mike Smith Automotive-N, Inc. (TX)
dba
Mike Smith Nissan
Mike Smith Auto Group

Mike Smith Autoplaza, Inc. (TX)

Mike Smith Autoplex, Inc. (TX)

Mike Smith Autoplex Dodge, Inc. (TX)
dba
Mike Smith Chrysler Dodge Jeep Ram
Mike Smith Auto Group

Mike Smith Autoplex-German Imports, Inc. (TX)
dba
Mercedes-Benz of Beaumont
Mike Smith Mercedes-Benz
Mike Smith Auto Group

Mike Smith Imports, Inc. (TX)
dba
BMW of Beaumont
Mike Smith BMW
Mike Smith Auto Group

Miller-DM, Inc. (DE)
dba
Mercedes-Benz of Beverly Hills
Miller’s Mercedes-Benz of Beverly Hills
smart center Beverly Hills
Beverly Hills, Ltd.

NJ-H, Inc. (DE)

NJ-HAII, Inc. (DE)
dba
Boardwalk Acura

NJ-SV, Inc. (DE)

Rockwall Automotive-DCD, Ltd. (TX)
dba
Rockwall Chrysler Dodge Jeep Ram

Rockwall Automotive-F, Inc. (DE)
dba
Rockwall Ford
Rockwall Ford Collision Center

Tate CG, LLC (MD)

Subsidiaries of Group 1 Automotive, Inc.
Exhibit 21.1
Autodevotion Holdings Limited (UK)

Autodevotion Limited (UK)
dba
Group 1 Assured (fka Auto Devotion Ipswich)
Group 1 Assured (fka Auto Devotion Lowestoft)
Group 1 Assured (fka Auto Devotion Norwich)
Group 1 Assured (fka Auto Devotion Peterborough)

Barons Automotive Limited (UK)
dba
Barons Bedford BMW/MINI
Barons Cambridge Cambourne BMW/MINI
Barons Farnborough Hampshire BMW/MINI
Barons Hindhead BMW/MINI
Barons Stansted Bishop's Stortford BMW/MINI
Chandlers Brighton Portslade BMW/MINI
Chandlers Hailsham East Sussex BMW/MINI
Chandlers Worthing Rustington BMW/MINI

Barons Autostar Limited (UK)
dba
Bury St. Edmunds Mercedes-Benz
Cambridge Mercedes-Benz
Cambridge smart
Kings Lynn Mercedes-Benz
Norwich Mercedes-Benz
Norwich smart
Peterborough Mercedes-Benz
Peterborough smart

Beadles Aylesford Limited (UK)
dba
Beadles Vauxhall Maidstone Aftersales

Beadles Coulsdon Limited (UK)
dba
Group 1 (fka Beadles Kia Coulsdon)
Group 1 (fka Beadles Kia Maidstone)

Beadles Dartford Limited (UK)
dba
Beadles Volkswagen Bromley
Beadles Volkswagen Dartford
Beadles Volkswagen Maidstone
Beadles Volkswagen Sevenoaks
Beadles Van Centre

Beadles Group Limited (UK)

Beadles Maidstone Limited (UK)
dba
Group 1 (fka Beadles Škoda Maidstone)
Group 1 (fka Škoda Southend)

Beadles Medway Limited (UK)
dba
Group 1 (fka Beadles Toyota Maidstone)
Group 1 (fka Beadles Toyota Medway)

Beadles Sidcup Limited (UK)
dba
Group 1 (fka Beadles Jaguar Land Rover Sidcup)
Group 1 (fka Beadles Jaguar Land Rover Southend)

Chandlers Garage Holdings Limited (UK)

Elms Stansted Limited (UK)

Fairfield Garage (Leigh-on-Sea) Limited (UK)
Group 1 Automotive UK Limited (UK)

Hodgson Automotive Limited (UK)
dba
Group 1 (fka Beadles Volkswagen Chelmsford)
Group 1 (fka Beadles Volkswagen Colchester)
Group 1 (fka Beadles Volkswagen Colchester CV Aftersales)
Group 1 (fka Beadles Volkswagen Romford)
Group 1 (fka Beadles Volkswagen Southend)
Group 1 (fka Beadles Volkswagen Commercials Chelmsford)
Chelmsford Audi
Chingford Audi
Colchester Audi
Harold Wood Audi
Southend Audi
Stansted Audi

Robinsons Autoservices Holdings Limited (UK)

Robinsons Autoservices Limited (UK)
dba
Audi Norwich, Audi Approved Used Lowestoft
Group 1 (fka Citroen Peterborough)
Group 1 (fka SEAT Ipswich)
Group 1 (fka SEAT Service Lowestoft)
Group 1 (fka Škoda Norwich)
Group 1 (fka Volkswagen Norwich)
Group 1 (fka Volkswagen Lowestoft)
Group 1 (fka Volkswagen Peterborough)
Group 1 (fka Volkswagen CV Norwich)
Group 1 (fka Volkswagen CV Peterborough)
Robinsons Autostar Garages Holdings Limited (UK)

Robinsons TPS Limited (UK)

Spire Automotive Limited (UK)
dba
Group 1 (fka Barons Borehamwood - BMW/MINI)
Group 1 (fka Barons Kentish Town BMW/MINI Aftersales)
Group 1 (fka Barons Ruislip BMW/MINI Aftersales)
Group 1 (fka Beadles Jaguar Land Rover Watford)
Group 1 (fka Beadles Jaguar Land Rover North West London)
Finchley Road Audi
Hatfield Audi
Hatfield SEAT
Lakeside SEAT
Shenley Pre-Delivery Center
Watford Audi
Westfield SEAT
Whetstone Audi

Spire Holdings Limited (UK)

Spire Lakeside Limited (UK)

Spire Used Cars Limited (UK)

Sterling Management Holdings Limited (Cayman Islands)

Think One Limited (UK)
dba
Group 1 (fka Think Ford Basingstoke)
Group 1 (fka Think Ford Bracknell)
Group 1 (fka Think Ford Farnborough)
Group 1 (fka Think Ford Guildford)
Group 1 (fka Think Ford Newbury)
Group 1 (fka Think Ford Wokingham)

Walter Holdings Limited (UK)